UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2013

Date of Report (Date of earliest event reported)

TERRACE VENTURES INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-50569	91-2147101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Peace Portal Drive, Suite 202
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment to Agreement with Pengram Corporation (Golden Snow Property)

On August 22, 2013, Terrace Ventures Inc. (the "Company") entered into an amendment agreement dated for reference May 30, 2013 (the “Amendment Agreement”), to amend the agreement with Pengram Corporation ("Pengram") dated April 26, 2011, as amended on July 31, 2011 and November 17, 2012 (the "Earn-In Agreement").  The Earn-In Agreement grants an option to the Company to acquire up to a 75% interest in Pengram's agreement with Scoonover Exploration LLC and JR Exploration LLC, (the “Underlying Agreement”) to acquire the Golden Snow Property. The Company can exercise its option as follows:

(i)

The first 25% interest in the Underlying Agreement upon the Company:

a.

issuing Pengram a $25,000 promissory note, bearing interest at a rate of 10% per annum, due on September 27, 2011 (which has been issued); and

b.

completing cumulative exploration expenditures on the Golden Snow Property totalling $250,000 by December 31, 2013.

(ii)

An additional 25% interest in the Underlying Agreement upon the Company:

a.

paying Pengram $75,000 on or before December 31, 2013; and

b.

completing cumulative exploration expenditures on the Golden Snow Property totalling $750,000 by June 30, 2014;

(iii)

An additional 25% interest in the Underlying Agreement upon the Company:

a.

paying Pengram $100,000 on or before December 31, 2014; and

b.

completing cumulative exploration expenditures on the Golden Snow Property totalling $1,250,000 by June 30, 2015.

The Company is also obligated to pay all advance royalties, county and BLM claim fees and Nevada state taxes during the currency of the Earn-In Agreement. There is no assurance that the Company will be able to perform its obligations under the Earn-In Agreement.  The Amendment Agreement confirms that the requirements of Paragraph 4(a)(i) of the Earn-In Agreement have been satisfied and no promissory notes are outstanding.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number	Description of Exhibit
10.1	Earn-In Agreement (Golden Snow) dated April 26, 2011, between Pengram Corporation and Terrace Ventures Inc.(1)
10.2	Amendment Agreement dated July 31, 2012, between Pengram Corporation and Terrace Ventures Inc.(2)
10.3	Amendment Agreement dated November 17, 2012, between Pengram Corporation and Terrace Ventures Inc.
10.4	Amendment Agreement dated for reference May 30, 2013, between Pengram Corporation and Terrace Ventures Inc.

(1)  Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 28, 2011.

(2)  Filed with the SEC as an exhibit to our Annual Report on Form 10-K filed on August 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRACE VENTURES INC.

Date:  September 11, 2013

By:  /s/ Howard Thomson

HOWARD THOMSON

President and Chief Executive Officer,

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